united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number	811-22718

Two Roads Shared Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH	45246
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company
1209 Orange Street, Wilmington, DE 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code:	646-214-7277

Date of fiscal year end:	7/31

Date of reporting period:	7/31/2025

Item 1. Reports to Stockholders.

(a)

Anfield Universal Fixed Income ETF

(AFIF) Cboe BZX Exchange, Inc.

Annual Shareholder Report - July 31, 2025

Fund Overview

This annual shareholder report contains important information about Anfield Universal Fixed Income ETF for the period of August 1, 2024 to July 31, 2025. You can find additional information about the Fund at https://regentsparkfunds.com/our-funds/anfield-universal-fixed-income-etf/?cb=2099. You can also request this information by contacting us at 1-866-866-4848.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Anfield Universal Fixed Income ETF	$108	1.08%

How did the Fund perform during the reporting period?

As of the conclusion of Q2, the Anfield Universal Fixed Income ETF ("AFIF" or the "Fund")  has generated a LTM return of 6.95% over the last twelve months, outperforming the Bloomberg U.S. Aggregate (the "Index") by 87 basis points. The outperformance over the past 12 months can be attributed to the Fund’s underweight to duration (approximately 1/3 of the Index) and overweight to credit (BB HY; BBB IG; CLOs and bank loans). More recently, treasuries have experienced a flight to quality tailwind amid elevated market volatility. While this has caused the Fund to lag the Index by 48 basis points to date, the portfolio management team remains confident in the Fund’s current positioning.The portfolio management team continues to like floating rate debt instruments such as bank loans and CLOs. These positions have been performing well since trade implementation, and the portfolio management team expects interest rates to remain relatively stable throughout the remainder of the year and into 2026. As a result, the team is maintaining their conservative duration positioning (roughly 1/3 of the Index). The emphasis on short maturity bonds also benefited the Fund relative to broad corporate bond indices which typically have longer duration exposure. We continue to emphasize higher quality, yield-enhancing corporate credit, mortgage-backed, and asset-backed security allocations. Finally, we favor the front-end of the yield curve as we do not believe we are being compensated to extend further out and take on additional risk. The team continues to selectively add to positions they believe will outperform in the current interest rate environment, including shorter duration high yield bonds, bank loans, and select CLO tranches.

How has the Fund performed since inception?

Total Return Based on $10,000 Investment

Anfield Universal Fixed Income ETF - NAV
ICE BofA SOFR Overnight Rate Index
Bloomberg U.S. Aggregate 1-3 year Index (USD)
Bloomberg U.S. Aggregate Bond Index
$15,000
$10,000
$5,000
$0
$11,940
$11,736
$11,693
$11,270
09/17/18
07/31/19
07/31/20
07/31/21
07/31/22
07/31/23
07/31/24
07/31/25

	Anfield Universal Fixed Income ETF - NAV	ICE BofA SOFR Overnight Rate Index	Bloomberg U.S. Aggregate 1-3 year Index (USD)	Bloomberg U.S. Aggregate Bond Index
09/17/18	$10,000	$10,000	$10,000	$10,000
07/31/19	$10,052	$10,205	$10,397	$10,800
07/31/20	$10,242	$10,321	$10,832	$11,893
07/31/21	$10,209	$10,326	$10,874	$11,810
07/31/22	$9,625	$10,362	$10,522	$10,733
07/31/23	$10,090	$10,799	$10,566	$10,372
07/31/24	$11,047	$11,399	$11,169	$10,901
07/31/25	$11,736	$11,940	$11,693	$11,270

Average Annual Total Returns

	1 Year	5 years	Since Inception (September 17, 2018)
Anfield Universal Fixed Income ETF - NAV	6.23%	2.76%	2.36%
ICE BofA SOFR Overnight Rate Index	4.75%	2.96%	2.62%
Bloomberg U.S. Aggregate 1-3 year Index (USD)	4.69%	1.54%	2.30%
Bloomberg U.S. Aggregate Bond Index	3.38%	-1.07%	1.76%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Fund Statistics

Net Assets	$140,343,123
Number of Portfolio Holdings	304
Advisory Fee	$905,327
Portfolio Turnover	16%

Asset Weighting (% of total investments)

Value	Value
Asset Backed Securities	19.2%
Collateralized Mortgage Obligations	5.8%
Corporate Bonds	53.1%
Preferred Stock	7.7%
Term Loans	11.3%
U.S. Government & Agencies	2.9%

What did the Fund invest in?

Sector Weighting (% of net assets)

Financials
28.6%
Consumer Discretionary
21.5%
CLO
18.8%
Industrials
6.8%
CMO
5.7%
Utilities
5.6%
Health Care
3.0%
Energy
2.9%
U.S. Treasury Obligations
2.8%
Real Estate
1.3%
Technology
0.8%
Communications
0.2%
Other Assets in Excess of Liabilities
2.0%

Value	Value
Other Assets in Excess of Liabilities	2.0%
Communications	0.2%
Technology	0.8%
Real Estate	1.3%
U.S. Treasury Obligations	2.8%
Energy	2.9%
Health Care	3.0%
Utilities	5.6%
CMO	5.7%
Industrials	6.8%
CLO	18.8%
Consumer Discretionary	21.5%
Financials	28.6%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Energy Transfer, L.P.	2.9%
United States Treasury Bill	2.8%
Air Lease Corporation	1.7%
Electricite de France S.A.	1.6%
BNP Paribas S.A.	1.6%
Nissan Motor Acceptance Company, LLC	1.5%
OZLM XXIV Ltd., C2	1.5%
Bain Capital Specialty Finance, Inc.	1.5%
Apidos CLO XV, DRR	1.4%
KKR CLO 27 LTD, D1R2	1.4%

Material Fund Changes

No material changes occurred during the year ended July 31, 2025.

Anfield Universal Fixed Income ETF

Annual Shareholder Report - July 31, 2025

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://regentsparkfunds.com/our-funds/anfield-universal-fixed-income-etf/?cb=2099), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 073125-AFIF

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(d)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(e)	Not applicable.

(f)	See Item 19(a)(1)

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) Mark Gersten and Neil M. Kaufman are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten and Mr. Kaufman are independent for purposes of this Item.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2025	2024
Anfield Universal Fixed Income ETF	$21,630	$21,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2025	2024
Anfield Universal Fixed Income ETF	$4,770	$4,625

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended July 31, 2025 and 2024 respectively.

(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the fiscal years ended July 31, 2025 and 2024 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The registrant’s audit committee members are Mark Garbin, Mark Gersten, Neil M. Kaufman and Anita K. Krug.

Item 6. Investments.

(a)       The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

(b)       Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

Anfield Universal Fixed Income ETF

AFIF

July 31, 2025

Annual Financial Statements

and

Additional Information

Advised by:
Regents Park Funds, LLC
19900 MacArthur Blvd., Suite 655
Irvine, CA 92612
RegentsParkFunds.com
1-866-866-4848

Distributed by Northern Lights Distributors, LLC
Member FINRA

ANFIELD UNIVERSAL FIXED INCOME ETF
SCHEDULE OF INVESTMENTS
July 31, 2025

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 18.8%
	CLO — 18.8%
1,500,000	Allegro CLO XV Ltd. Series 1A D1AR(a),(b)	TSFR3M + 3.000%	7.3250	04/20/38	$1,500,835
2,000,000	Apidos CLO XV Series 2013-15A DRR(a),(b)	TSFR3M + 2.962%	7.2870	04/20/31	2,000,770
1,000,000	Battalion Clo 17 Ltd. Series 17A CR(a),(b)	TSFR3M + 2.250%	6.5750	03/09/34	1,000,300
1,500,000	Dryden 109 CLO Ltd. Series 109A BR(a),(b)	TSFR3M + 1.570%	5.8880	04/15/38	1,505,477
1,500,000	Dryden 37 Senior Loan Fund Series 2015-37A ER(a),(b)	TSFR3M + 5.412%	9.7290	01/15/31	1,399,964
1,600,000	Dryden 55 CLO Ltd. Series 2018-55A D(a),(b)	TSFR3M + 3.112%	7.4290	04/15/31	1,600,541
1,000,000	ICG US Clo 2021-3 Ltd. Series 3A CR(a),(b)	TSFR3M + 2.100%	6.4250	10/20/34	1,001,408
2,000,000	KKR CLO 27 LTD Series 27A D1R2(a),(b)	TSFR3M + 2.900%	7.2180	01/15/35	1,992,812
1,500,000	Madison Park Funding XLV Ltd. Series 45A CRR(a),(b)	TSFR3M + 1.900%	6.2180	07/15/34	1,502,197
1,000,000	OCP CLO Ltd. Series 23A CR(a),(b)	TSFR3M + 1.700%	6.0220	01/17/37	1,000,508
1,000,000	Octagon Investment Partners 32 Ltd. Series 1A A2R3(a),(b)	TSFR3M + 1.600%	5.9180	10/31/37	1,000,560
1,000,000	Octagon Investment Partners 46 Ltd. Series 2A DR(a),(b)	TSFR3M + 3.562%	7.8790	07/15/36	998,037
2,150,000	OZLM XXIV Ltd. Series 24A C2(a),(b)	TSFR3M + 4.522%	8.8470	07/20/32	2,115,553
1,750,000	Shackleton 2014-V-R CLO Ltd. Series 2014-5RA D(a),(b)	TSFR3M + 3.412%	7.7100	05/07/31	1,750,490
1,000,000	TCW CLO 2017-1A Ltd. Series 1A A2R3(a),(b)	TSFR3M + 1.450%	5.7640	10/29/34	1,000,495
2,000,000	Venture XV CLO Ltd. Series 2013-15A DR2(a),(b)	TSFR3M + 4.182%	8.4990	07/15/32	1,989,025
2,000,000	Wind River 2021-3 CLO Ltd. Series 3A D1AR(a),(b)	TSFR3M + 3.000%	7.3250	04/20/38	1,979,904
1,000,000	Zais Matrix CDO I Series 2022-18A D1(a),(b)	TSFR3M + 4.670%	8.9880	01/25/35	996,121
					26,334,997
	COLLATERALIZED MORTGAGE OBLIGATIONS — 0.0%(c)
43,381	Alternative Loan Trust 2007-J1 Series 2007-J1 3A2(d)		4.1100	11/25/36	40,408
1,709,321	BCAP, LLC Trust 2007-AA2 Series 2007-AA2 21IO(b)		0.4200	04/25/37	18,636
					59,044
	TOTAL ASSET BACKED SECURITIES (Cost $26,521,764)				26,394,041

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — 5.7%
41,798	Fannie Mae Interest Strip Series 291 2(e)		8.0000	11/25/27	1,937
59,545	Fannie Mae Interest Strip Series 343 6(e)		5.0000	10/25/33	6,222
71,873	Fannie Mae Interest Strip Series 346 2(e)		5.5000	12/25/33	11,275
45,756	Fannie Mae Interest Strip Series 355 12(b),(e)		6.0000	07/25/34	5,444
237,874	Fannie Mae Interest Strip Series 364 2(e)		4.5000	09/25/35	32,131

See accompanying notes to financial statements.

ANFIELD UNIVERSAL FIXED INCOME ETF
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2025

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — 5.7% (Continued)
398,167	Fannie Mae Interest Strip Series 365 4(e)		5.0000	04/25/36	$58,683
109,128	Fannie Mae Interest Strip Series 384 28(b),(e)		6.0000	05/25/36	17,865
63,464	Fannie Mae Interest Strip Series 370 2(e)		6.0000	06/25/36	12,312
571,522	Fannie Mae Interest Strip Series 378 4(e)		5.0000	07/25/36	97,925
428,012	Fannie Mae Interest Strip Series 371 2(e)		6.5000	07/25/36	81,607
106,534	Fannie Mae Interest Strip Series 377 2(e)		5.0000	10/25/36	17,859
1,252,404	Fannie Mae Interest Strip Series 395 7(e)		5.5000	11/25/36	230,863
67,003	Fannie Mae Interest Strip Series 383 20(e)		5.5000	07/25/37	10,478
332,939	Fannie Mae Interest Strip Series 385 3(e)		5.0000	01/25/38	51,681
370,869	Fannie Mae Interest Strip Series 407 40(e)		6.0000	01/25/38	72,356
664,450	Fannie Mae Interest Strip Series 398 C9(e)		6.0000	05/25/39	182,913
194,336	Fannie Mae Interest Strip Series 396 2(e)		4.5000	06/25/39	27,254
278,039	Fannie Mae Interest Strip Series 399 2(e)		5.5000	11/25/39	56,501
792,494	Fannie Mae Interest Strip Series 408 C4(e)		5.5000	11/25/40	140,739
299,581	Fannie Mae Interest Strip Series 409 C18(e)		4.0000	04/25/42	55,876
38,733	Fannie Mae REMICS Series 2001-32 SA(b),(e)	SOFR30A + 7.836%	3.4860	07/25/31	2,060
304,385	Fannie Mae REMICS Series 2003-7 SN(b),(e)	SOFR30A + 7.636%	3.2860	02/25/33	37,928
84,664	Fannie Mae REMICS Series 2003-43 IY(e)		6.0000	05/25/33	11,083
150,090	Fannie Mae REMICS Series 2004-62 TP(b),(e)	SOFR30A + 37.870%	5.5000	07/25/33	16,938
190,643	Fannie Mae REMICS Series 2004-70 XJ(b),(e)		5.0000	10/25/34	25,966
140,324	Fannie Mae REMICS Series 2004-91 DS(b),(e)	SOFR30A + 6.536%	2.1860	12/25/34	13,035
47,125	Fannie Mae REMICS Series 2005-87 SE(b),(e)	SOFR30A + 5.936%	1.5860	10/25/35	3,747
80,817	Fannie Mae REMICS Series 2005-89 S(b),(e)	SOFR30A + 6.586%	2.2360	10/25/35	6,437
121,539	Fannie Mae REMICS Series 2007-28 LS(b),(e)	SOFR30A + 6.511%	2.1610	01/25/36	12,699
15,778	Fannie Mae REMICS Series 2006-8 WN(b),(e)	SOFR30A + 6.586%	2.2360	03/25/36	1,436
33,092	Fannie Mae REMICS Series 2006-8 HL(b),(e)	SOFR30A + 6.586%	2.2360	03/25/36	3,287
1,047,941	Fannie Mae REMICS Series 2007-18 BF(b),(e)	SOFR30A + 0.494%	4.8440	04/25/36	101,419
1,061,849	Fannie Mae REMICS Series 2007-28 CF(b),(e)	SOFR30A + 0.504%	4.8540	07/25/36	123,237
91,355	Fannie Mae REMICS Series 2006-101 SA(b),(e)	SOFR30A + 6.466%	2.1160	10/25/36	10,223
91,561	Fannie Mae REMICS Series 2006-116 S(b),(e)	SOFR30A + 6.486%	2.1360	12/25/36	8,353
39,318	Fannie Mae REMICS Series 2006-125 SM(b),(e)	SOFR30A + 7.086%	2.7360	01/25/37	4,177
159,266	Fannie Mae REMICS Series 2007-36 SN(b),(e)	SOFR30A + 6.656%	2.3060	04/25/37	15,555
565,071	Fannie Mae REMICS Series 2007-55 S(b),(e)	SOFR30A + 6.646%	2.2960	06/25/37	20,296
67,786	Fannie Mae REMICS Series 2007-72 EK(b),(e)	SOFR30A + 6.286%	1.9360	07/25/37	6,947

See accompanying notes to financial statements.

ANFIELD UNIVERSAL FIXED INCOME ETF
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2025

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — 5.7% (Continued)
70,726	Fannie Mae REMICS Series 2007-66 AS(b),(e)	SOFR30A + 6.486%	2.1360	07/25/37	$6,137
487,898	Fannie Mae REMICS Series 2007-88 MI(b),(e)	SOFR30A + 6.406%	2.0560	09/25/37	32,528
68,328	Fannie Mae REMICS Series 2007-106 SN(b),(e)	SOFR30A + 6.296%	1.9460	11/25/37	6,413
147,436	Fannie Mae REMICS Series 2007-109 DI(b),(e)	SOFR30A + 6.286%	1.9360	12/25/37	16,886
214,799	Fannie Mae REMICS Series 2007-117 SM(b),(e)	SOFR30A + 6.186%	1.8360	01/25/38	19,892
3,976,879	Fannie Mae REMICS Series 2010-89 AI(b),(e)	SOFR30A + 6.336%	0.1500	02/25/38	12,672
1,366,131	Fannie Mae REMICS Series 2008-58 SE(b),(e)	SOFR30A + 5.886%	1.5360	07/25/38	127,189
223,424	Fannie Mae REMICS Series 2009-66 SH(b),(e)	SOFR30A + 5.936%	1.5860	09/25/39	12,846
73,876	Fannie Mae REMICS Series 2009-112 ST(b),(e)	SOFR30A + 6.136%	1.7860	01/25/40	7,161
62,510	Fannie Mae REMICS Series 2010-126 UI(e)		5.5000	10/25/40	6,076
212,956	Fannie Mae REMICS Series 2010-130 HI(e)		6.0000	11/25/40	40,350
289,947	Fannie Mae REMICS Series 2010-139 SA(b),(e)	SOFR30A + 5.916%	1.5660	12/25/40	29,841
56,781	Fannie Mae REMICS Series 2011-11 PI(e)		4.0000	03/25/41	6,439
188,376	Fannie Mae REMICS Series 2017-87 KI(e)		5.0000	06/25/41	24,589
278,377	Fannie Mae REMICS Series 2011-96 SA(b),(e)	SOFR30A + 6.436%	2.0860	10/25/41	21,888
1,655,075	Fannie Mae REMICS Series 2012-30 CI(e)		5.0000	10/25/41	166,657
1,199,168	Fannie Mae REMICS Series 2011-122 DS(b),(e)	SOFR30A + 6.406%	2.0560	12/25/41	169,182
370,092	Fannie Mae REMICS Series 2012-68 NS(b),(e)	SOFR30A + 6.586%	2.2360	03/25/42	16,302
638,988	Fannie Mae REMICS Series 2012-89 SA(b),(e)	SOFR30A + 5.436%	1.0860	08/25/42	49,470
1,126,315	Fannie Mae REMICS Series 2012-103 TI(e)		5.0000	09/25/42	184,776
70,825	Fannie Mae REMICS Series 2014-68 IB(e)		4.5000	02/25/43	7,591
230,353	Fannie Mae REMICS Series 2013-103 JS(b),(e)	SOFR30A + 5.886%	1.5360	10/25/43	21,607
262,268	Fannie Mae REMICS Series 2014-38 QI(e)		5.5000	12/25/43	39,348
850,018	Fannie Mae REMICS Series 2014-87 MS(b),(e)	SOFR30A + 6.136%	1.7860	01/25/45	85,103
169,953	Fannie Mae REMICS Series 2015-33 OI(e)		5.0000	06/25/45	19,090
355,012	Fannie Mae REMICS Series 2016-39 LS(b),(e)	SOFR30A + 5.886%	1.5360	07/25/46	39,688
1,200,598	Fannie Mae REMICS Series 2017-97 SW(b),(e)	SOFR30A + 6.086%	1.7360	12/25/47	142,653
833,907	Fannie Mae REMICS Series 2017-108 SA(b),(e)	SOFR30A + 6.036%	1.6860	01/25/48	95,395
2,339,578	Fannie Mae REMICS Series 2018-54 SA(b),(e)	SOFR30A + 6.136%	1.7860	08/25/48	217,438
363,538	Fannie Mae REMICS Series 2018-58 IO(e)		5.5000	08/25/48	53,315
98,860	Fannie Mae REMICS Series 2018-74 MI(e)		4.5000	10/25/48	19,375
351,515	Fannie Mae REMICS Series 2019-41 SB(b),(e)	SOFR30A + 5.936%	1.5860	08/25/49	40,506
960,766	Fannie Mae REMICS Series 2020-10 S(b),(e)	SOFR30A + 5.936%	1.5860	05/25/59	108,036
59,097	Freddie Mac REMICS Series 2367 SG(b),(e)	SOFR30A + 7.766%	3.4260	06/15/31	5,437

See accompanying notes to financial statements.

ANFIELD UNIVERSAL FIXED INCOME ETF
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2025

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — 5.7% (Continued)
619,812	Freddie Mac REMICS Series 5112 IB(e)		6.5000	05/15/32	$68,464
52,532	Freddie Mac REMICS Series 2444 TI(b),(e)		6.5000	05/15/32	6,066
146,408	Freddie Mac REMICS Series 2463 SB(b),(e)	SOFR30A + 7.886%	3.5460	06/15/32	13,199
19,899	Freddie Mac REMICS Series 2524 SX(b),(e)	SOFR30A + 7.786%	3.4460	11/15/32	1,876
33,700	Freddie Mac REMICS Series 2616 SC(b),(e)	SOFR30A + 7.886%	3.5460	12/15/32	2,776
422,231	Freddie Mac REMICS Series 2802 SI(b),(e)	SOFR30A + 5.886%	1.5460	05/15/34	29,716
200,476	Freddie Mac REMICS Series 2980 SL(b),(e)	SOFR30A + 6.586%	2.2460	11/15/34	18,160
207,324	Freddie Mac REMICS Series 2950 SN(b),(e)	SOFR30A + 5.936%	1.5960	03/15/35	10,079
568,573	Freddie Mac REMICS Series 3055 MS(b),(e)	SOFR30A + 6.486%	2.1460	10/15/35	60,353
39,838	Freddie Mac REMICS Series 3117 JS(b),(e)	SOFR30A + 6.586%	2.2460	02/15/36	3,909
156,663	Freddie Mac REMICS Series 3149 SM(b),(e)	SOFR30A + 6.536%	2.1960	05/15/36	13,621
75,650	Freddie Mac REMICS Series 3239 SI(b),(e)	SOFR30A + 6.536%	2.1960	11/15/36	7,900
170,826	Freddie Mac REMICS Series 3303 SG(b),(e)	SOFR30A + 5.986%	1.6460	04/15/37	14,900
161,998	Freddie Mac REMICS Series 3355 BI(b),(e)	SOFR30A + 5.936%	1.5960	08/15/37	13,885
155,876	Freddie Mac REMICS Series 3368 AI(b),(e)	SOFR30A + 5.916%	1.5760	09/15/37	14,663
81,859	Freddie Mac REMICS Series 4340 TI(e)		5.5000	07/15/39	2,893
120,407	Freddie Mac REMICS Series 3572 VS(b),(e)	SOFR30A + 6.616%	2.2760	09/15/39	13,094
110,826	Freddie Mac REMICS Series 4451 DI(e)		3.5000	10/15/39	2,854
1,638,961	Freddie Mac REMICS Series 3652 CS(b),(e)	SOFR30A + 6.436%	2.0960	03/15/40	197,992
126,197	Freddie Mac REMICS Series 3758 S(b),(e)	SOFR30A + 5.916%	1.5760	11/15/40	10,549
277,898	Freddie Mac REMICS Series 3935 SH(b),(e)	SOFR30A + 6.486%	2.1460	12/15/40	4,162
102,250	Freddie Mac REMICS Series 4139 PO(f)		2.4700	08/15/42	67,179
115,978	Freddie Mac REMICS Series 4091 TS(b),(e)	SOFR30A + 6.436%	2.0960	08/15/42	15,808
328,594	Freddie Mac REMICS Series 4471 JI(e)		4.5000	09/15/43	55,306
925,339	Freddie Mac REMICS Series 4995 KI(e)		5.5000	12/25/43	142,038
154,836	Freddie Mac REMICS Series 4456 IA(e)		4.0000	03/15/45	25,287
6,440,606	Freddie Mac REMICS Series 4583 TI(b),(e)	SOFR30A + 5.986%	0.1000	05/15/46	16,650
198,570	Freddie Mac REMICS Series 4583 ST(b),(e)	SOFR30A + 5.886%	1.5460	05/15/46	20,238
331,721	Freddie Mac REMICS Series 4618 SA(b),(e)	SOFR30A + 5.886%	1.5460	09/15/46	37,730
630,380	Freddie Mac REMICS Series 5007 SK(b),(e)	SOFR30A + 5.986%	1.6360	08/25/50	80,586
485,142	Freddie Mac REMICS Series 5136 IJ(e)		2.5000	02/25/51	57,718
799,245	Freddie Mac REMICS Series 5086 HI(e)		4.5000	03/25/51	175,261
883,029	Freddie Mac REMICS Series 5174 NI(e)		3.5000	12/25/51	154,329
201,211	Freddie Mac REMICS Series 4291 MS(b),(e)	SOFR30A + 5.786%	1.4460	01/15/54	19,684

See accompanying notes to financial statements.

ANFIELD UNIVERSAL FIXED INCOME ETF
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2025

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — 5.7% (Continued)
73,469	Freddie Mac Strips Series 221 IO(e)		7.0000	03/15/32	$10,956
2,586,720	Freddie Mac Strips Series 324 C17(e)		3.5000	12/15/33	223,561
202,604	Freddie Mac Strips Series 238 8(e)		5.0000	04/15/36	32,533
226,154	Freddie Mac Strips Series 240 IO(e)		5.5000	07/15/36	40,485
39,772	Freddie Mac Strips Series 239 IO(e)		6.0000	08/15/36	7,137
328,186	Freddie Mac Strips Series 247 24(e)		5.0000	09/15/36	48,092
561,441	Freddie Mac Strips Series 244 IO(e)		5.5000	12/15/36	82,026
274,479	Freddie Mac Strips Series 303 105(b),(e)		4.0000	01/15/43	37,214
988,512	Freddie Mac Strips Series 324 C24(e)		5.0000	12/15/43	209,771
564,361	Freddie Mac Strips Series 365 121(b),(e)		4.0000	10/15/47	79,659
525,968	Freddie Mac Strips Series 365 C10(e)		3.5000	06/15/49	107,284
866,388	Freddie Mac Strips Series 367 116(b),(e)		3.5000	06/15/50	128,174
438,688	Government National Mortgage Association Series 2021-78 QI(e)		5.0000	05/20/34	36,190
287,520	Government National Mortgage Association Series 2004-46 S(b),(e)	TSFR1M + 6.986%	2.6350	06/20/34	12,118
20,775	Government National Mortgage Association Series 2004-106 HW(b)	TSFR1M + 26.928%	5.2280	12/16/34	22,558
96,841	Government National Mortgage Association Series 2007-40 SW(b),(e)	TSFR1M + 4.066%	0.0001	07/20/37	359
114,612	Government National Mortgage Association Series 2008-2 SM(b),(e)	TSFR1M + 6.386%	2.0460	01/16/38	10,302
67,387	Government National Mortgage Association Series 2008-6 SD(b),(e)	TSFR1M + 6.346%	1.9950	02/20/38	307
862,167	Government National Mortgage Association Series 2008-15 CI(b),(e)	TSFR1M + 6.376%	2.0250	02/20/38	19,862
103,901	Government National Mortgage Association Series 2008-27 SI(b),(e)	TSFR1M + 6.356%	2.0050	03/20/38	2,237
85,125	Government National Mortgage Association Series 2008-36 SB(b),(e)	TSFR1M + 6.156%	1.8050	04/20/38	352
131,283	Government National Mortgage Association Series 2008-51 SE(b),(e)	TSFR1M + 6.136%	1.7960	06/16/38	9,144
104,865	Government National Mortgage Association Series 2008-51 SC(b),(e)	TSFR1M + 6.136%	1.7850	06/20/38	6,926
51,385	Government National Mortgage Association Series 2008-95 DS(b),(e)	TSFR1M + 7.186%	2.8350	12/20/38	599
88,366	Government National Mortgage Association Series 2009-43 SA(b),(e)	TSFR1M + 5.836%	1.4850	06/20/39	3,623
315,777	Government National Mortgage Association Series 2013-170 ID(b),(e)		3.1200	02/20/40	24,363
60,902	Government National Mortgage Association Series 2010-113 BS(b),(e)	TSFR1M + 5.886%	1.5350	09/20/40	6,999
954,778	Government National Mortgage Association Series 2010-133 SB(b),(e)	TSFR1M + 5.906%	1.5660	10/16/40	109,280
106,837	Government National Mortgage Association Series 2010-152 SA(b),(e)	TSFR1M + 5.936%	1.5960	11/16/40	11,684
202,887	Government National Mortgage Association Series 2012-77 DI(e)		4.0000	01/20/41	7,938
111,776	Government National Mortgage Association Series 2012-69 QI(e)		4.0000	03/16/41	11,591
268,566	Government National Mortgage Association Series 2011-148 SN(b),(e)	TSFR1M + 6.576%	2.2360	11/16/41	34,596
899,572	Government National Mortgage Association Series 2013-4 ID(e)		5.5000	05/16/42	162,088
750,635	Government National Mortgage Association Series 2012-126 IO(e)		3.5000	10/20/42	105,271

See accompanying notes to financial statements.

ANFIELD UNIVERSAL FIXED INCOME ETF
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2025

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — 5.7% (Continued)
103,438	Government National Mortgage Association Series 2013-5 BI(e)		3.5000	01/20/43	$16,263
140,274	Government National Mortgage Association Series 2013-53 OI(e)		3.5000	04/20/43	17,287
700,356	Government National Mortgage Association Series 2015-179 BI(e)		4.0000	08/20/43	42,145
75,797	Government National Mortgage Association Series 2013-181 SA(b),(e)	TSFR1M + 5.986%	1.6350	11/20/43	8,222
161,057	Government National Mortgage Association Series 2014-58 SA(b),(e)	TSFR1M + 5.986%	1.6350	04/20/44	17,483
275,629	Government National Mortgage Association Series 2014-91 SB(b),(e)	TSFR1M + 5.486%	1.1460	06/16/44	20,957
55,013	Government National Mortgage Association Series 2016-81 IM(e)		4.0000	10/20/44	2,965
1,205,584	Government National Mortgage Association Series 2014-146 EI(e)		5.0000	10/20/44	253,939
936,017	Government National Mortgage Association Series 2017-56 IE(e)		4.0000	11/20/44	74,127
464,706	Government National Mortgage Association Series 2019-22 SA(b),(e)	TSFR1M + 5.486%	1.1350	02/20/45	41,046
244,132	Government National Mortgage Association Series 2015-36 MI(e)		5.5000	03/20/45	37,603
400,614	Government National Mortgage Association Series 2015-64 SG(b),(e)	TSFR1M + 5.486%	1.1350	05/20/45	36,554
64,250	Government National Mortgage Association Series 2016-27 IA(e)		4.0000	06/20/45	8,434
186,395	Government National Mortgage Association Series 2017-99 DI(e)		4.0000	07/20/45	7,861
460,382	Government National Mortgage Association Series 2015-144 SA(b),(e)	TSFR1M + 6.086%	1.7350	10/20/45	56,324
269,145	Government National Mortgage Association Series 2016-84 IG(e)		4.5000	11/16/45	52,903
394,807	Government National Mortgage Association Series 2016-4 SM(b),(e)	TSFR1M + 5.536%	1.1850	01/20/46	31,222
168,378	Government National Mortgage Association Series 2016-9 SA(b),(e)	TSFR1M + 5.986%	1.6350	01/20/46	18,150
827,408	Government National Mortgage Association Series 2016-121 JS(b),(e)	TSFR1M + 5.986%	1.6350	09/20/46	103,288
167,532	Government National Mortgage Association Series 2016-145 UI(e)		3.5000	10/20/46	29,142
150,629	Government National Mortgage Association Series 2017-68 CI(e)		5.5000	05/16/47	28,077
271,174	Government National Mortgage Association Series 2018-8 IO(e)		4.0000	01/20/48	53,076
16,717,798	Government National Mortgage Association Series 2020-86 TK(b),(e)	TSFR1M + 6.086%	0.1500	08/20/48	83,974
155,366	Government National Mortgage Association Series 2018-120 JI(e)		5.5000	09/20/48	22,435
236,409	Government National Mortgage Association Series 2018-154 IT(e)		5.5000	10/20/48	43,380
419,383	Government National Mortgage Association Series 2019-6 SA(b),(e)	TSFR1M + 5.936%	1.5850	01/20/49	45,346
1,228,320	Government National Mortgage Association Series 2020-47 MI(e)		3.5000	04/20/50	236,664
580,228	Government National Mortgage Association Series 2020-167 NS(b),(e)	TSFR1M + 6.186%	1.8350	11/20/50	80,583
1,767,357	Government National Mortgage Association Series H16 CI(b),(e)		2.1340	10/20/69	68,135
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $11,661,141)				7,970,409

See accompanying notes to financial statements.

ANFIELD UNIVERSAL FIXED INCOME ETF
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2025

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 52.0%
	ASSET MANAGEMENT — 4.4%
750,000	Ares Capital Corporation		5.5000	09/01/30	$749,000
2,098,000	Bain Capital Specialty Finance, Inc.		2.9500	03/10/26	2,067,619
383,000	Bain Capital Specialty Finance, Inc.		5.9500	03/15/30	381,020
600,000	Blackstone Secured Lending Fund		3.6250	01/15/26	596,154
200,000	FS KKR Capital Corporation		3.4000	01/15/26	198,551
275,000	FS KKR Capital Corporation		2.6250	01/15/27	264,309
625,000	FS KKR Capital Corporation		3.2500	07/15/27	600,491
243,000	FS KKR Capital Corporation		3.1250	10/12/28	224,064
1,130,000	Icahn Enterprises, L.P. / Icahn Enterprises		6.2500	05/15/26	1,123,599
					6,204,807
	AUTOMOTIVE — 10.1%
600,000	Ford Motor Credit Company, LLC		4.1340	08/04/25	599,946
1,083,000	Ford Motor Credit Company, LLC		3.3750	11/13/25	1,077,685
500,000	Ford Motor Credit Company, LLC		4.5420	08/01/26	495,878
375,000	Ford Motor Credit Company, LLC		2.7000	08/10/26	365,700
300,000	Ford Motor Credit Company, LLC		4.9500	05/28/27	297,579
812,000	Ford Motor Credit Company, LLC		4.1250	08/17/27	791,072
225,000	Ford Motor Credit Company, LLC		5.8000	03/08/29	225,501
500,000	Ford Motor Credit Company, LLC		4.8500	11/20/29	480,775
500,000	Ford Motor Credit Company, LLC		6.2000	06/20/34	493,740
1,295,000	General Motors Financial Company, Inc.(b)	H15T5Y + 4.997%	5.7000	Perpetual	1,268,381
723,000	Nissan Motor Acceptance Company, LLC		2.0000	03/09/26	709,363
2,262,000	Nissan Motor Acceptance Company, LLC(a)		1.8500	09/16/26	2,171,834
837,000	Nissan Motor Acceptance Company, LLC(a)		5.3000	09/13/27	831,354
1,205,000	Nissan Motor Acceptance Company, LLC(a)		2.7500	03/09/28	1,120,703
535,000	Nissan Motor Acceptance Company, LLC(a)		2.4500	09/15/28	483,819
1,300,000	Nissan Motor Acceptance Corporation(a)		2.0000	03/09/26	1,275,479
500,000	Volkswagen Group of America Finance, LLC(a)		5.4000	03/20/26	501,523
500,000	Volkswagen Group of America Finance, LLC(a)		5.6500	09/12/28	511,979
500,000	Volkswagen Group of America Finance, LLC(a)		4.7500	11/13/28	497,570
					14,199,881

See accompanying notes to financial statements.

ANFIELD UNIVERSAL FIXED INCOME ETF
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2025

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 52.0% (Continued)
	BANKING — 13.3%
435,000	Bank of America Corporation(b)	H15T5Y + 2.760%	4.3750	Perpetual	$425,599
800,000	Bank of Nova Scotia (The)(b)	H15T5Y + 2.613%	3.6250	10/27/81	749,198
250,000	Barclays plc(b)	H15T1Y + 2.300%	5.3040	08/09/26	250,000
500,000	Barclays plc		4.8360	05/09/28	501,320
1,002,000	BNP Paribas S.A.(a)		4.3750	09/28/25	1,001,113
2,270,000	BNP Paribas S.A.(a),(b)	H15T5Y + 3.196%	4.6250	Perpetual	2,229,641
1,500,000	Citigroup, Inc.(b)	H15T5Y + 3.417%	3.8750	Perpetual	1,486,176
1,698,000	Citigroup, Inc. Series Y(b)	H15T5Y + 3.000%	4.1500	Perpetual	1,659,877
1,051,000	Citizens Financial Group, Inc.(b)	H15T5Y + 3.215%	4.0000	Perpetual	1,024,188
1,000,000	Credit Agricole S.A.(b)	H15T5Y + 3.237%	4.7500	Perpetual	947,247
1,000,000	Deutsche Bank A.G.(b)	H15T5Y + 4.524%	6.0000	Perpetual	1,000,617
1,000,000	KeyBank NA		6.9500	02/01/28	1,050,820
995,000	KeyCorporation(b)	TSFR3M + 3.868%	5.0000	Perpetual	982,140
200,000	Lloyds Banking Group plc		4.5820	12/10/25	199,913
1,172,000	M&T Bank Corporation(b)	H15T5Y + 2.679%	3.5000	Perpetual	1,129,497
500,000	Manufacturers & Traders Trust Company		4.6500	01/27/26	500,034
625,000	PNC Financial Services Group, Inc. (The)(b)	H15T5Y + 2.595%	3.4000	Perpetual	602,930
352,000	Royal Bank of Canada(b)	SOFRRATE + 7.450%	8.5000	02/28/39	359,015
525,000	Societe Generale S.A.(a)		4.2500	08/19/26	521,555
500,000	Societe Generale S.A.(a),(b)	H15T1Y + 1.300%	2.7970	01/19/28	485,687
1,000,000	Societe Generale S.A.(b)	H15T5Y + 4.514%	5.3750	Perpetual	928,805
597,000	US Bancorp(b)	SOFR + 2.914%	5.3000	Perpetual	596,073
					18,631,445
	BIOTECH & PHARMA — 2.4%
1,113,000	Teva Pharmaceutical Finance Netherlands III BV		3.1500	10/01/26	1,089,294
1,800,000	Teva Pharmaceutical Finance Netherlands III BV		4.7500	05/09/27	1,788,948
500,000	Teva Pharmaceutical Finance Netherlands III BV		6.7500	03/01/28	517,208
					3,395,450
	COMMERCIAL SUPPORT SERVICES — 0.7%
1,000,000	Aramark Services, Inc.(a)		5.0000	02/01/28	991,434

See accompanying notes to financial statements.

ANFIELD UNIVERSAL FIXED INCOME ETF
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2025

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 52.0% (Continued)
	ELECTRIC UTILITIES — 5.6%
1,600,000	American Electric Power Company, Inc.(b)	H15T5Y + 2.675%	3.8750	02/15/62	$1,546,299
1,110,000	CenterPoint Energy, Inc.(b)	H15T5Y + 3.254%	7.0000	02/15/55	1,161,027
1,000,000	CMS Energy Corporation(b)	H15T5Y + 4.116%	4.7500	06/01/50	964,544
572,000	Duke Energy Corporation(b)	H15T5Y + 2.321%	3.2500	01/15/82	550,123
2,000,000	Electricite de France S.A.(a),(b)	H15T5Y + 5.411%	9.1250	Perpetual	2,296,720
170,000	Sempra(b)	H15T5Y + 2.868%	4.1250	04/01/52	164,629
1,250,000	Southern Company (The)(b)	H15T5Y + 2.915%	3.7500	09/15/51	1,232,026
					7,915,368
	ENTERTAINMENT CONTENT — 0.2%
300,000	Univision Communications, Inc.(a)		4.5000	05/01/29	277,876

	HEALTH CARE FACILITIES & SERVICES — 0.6%
813,000	Charles River Laboratories International, Inc.(a)		4.2500	05/01/28	789,693

	INSURANCE — 0.2%
250,000	Athene Global Funding(a)		2.9500	11/12/26	244,819

	LEISURE FACILITIES & SERVICES — 4.9%
577,000	Boyd Gaming Corporation		4.7500	12/01/27	572,795
587,000	Caesars Entertainment, Inc.(a)		4.6250	10/15/29	555,109
1,000,000	Carnival Corporation(a)		4.0000	08/01/28	971,875
837,000	International Game Technology plc(a)		6.2500	01/15/27	844,213
500,000	International Game Technology plc(a)		5.2500	01/15/29	495,403
1,134,000	Penn Entertainment Inc(a)		5.6250	01/15/27	1,128,793
80,000	Penn National Gaming, Inc.(a)		4.1250	07/01/29	74,121
500,000	Scientific Games International, Inc.(a)		7.0000	05/15/28	500,840
492,000	Scientific Games International, Inc.(a)		7.2500	11/15/29	506,257
1,300,000	Station Casinos, LLC(a)		4.5000	02/15/28	1,273,467
					6,922,873

See accompanying notes to financial statements.

ANFIELD UNIVERSAL FIXED INCOME ETF
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2025

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 52.0% (Continued)
	REAL ESTATE INVESTMENT TRUSTS — 1.4%
1,250,000	GLP Capital, L.P. / GLP Financing II, Inc.		5.3750	04/15/26	$1,251,141
166,000	MGM Growth Properties Operating Partnership, L.P.		5.7500	02/01/27	167,783
500,000	VICI Properties, L.P. / VICI Note Company, Inc.(a)		4.2500	12/01/26	496,000
					1,914,924
	RETAIL - DISCRETIONARY — 1.1%
1,605,000	Penske Automotive Group, Inc.		3.5000	09/01/25	1,602,005

	SPECIALTY FINANCE — 6.0%
2,436,000	Air Lease Corporation(b)	H15T5Y + 4.076%	4.6500	Perpetual	2,412,386
500,000	Ally Financial, Inc.		5.7500	11/20/25	500,705
250,000	Ally Financial, Inc.		6.0000	07/15/29	250,051
1,607,000	Ally Financial, Inc. Series B(b)	H15T5Y + 3.868%	4.7000	Perpetual	1,565,078
650,000	Aviation Capital Group, LLC(a)		4.8750	10/01/25	648,926
250,000	Aviation Capital Group, LLC(a)		1.9500	01/30/26	246,524
848,000	Capital One Financial Corporation(b)	H15T5Y + 3.157%	3.9500	Perpetual	829,459
922,000	Capital One Financial Corporation(b)	TSFR3M + 3.338%	5.5000	Perpetual	914,036
500,000	ILFC E-Capital Trust I(a),(b)	TSFR3M + 1.812%	6.4300	12/21/65	419,353
135,000	OneMain Finance Corporation		3.5000	01/15/27	131,749
250,000	OneMain Finance Corporation		5.3750	11/15/29	245,383
250,000	Synchrony Financial		3.7000	08/04/26	247,510
					8,411,160
	TRANSPORTATION & LOGISTICS — 1.1%
1,173,000	Air Canada(a)		3.8750	08/15/26	1,159,636
380,000	United Airlines, Inc.(a)		4.3750	04/15/26	377,973
					1,537,609
	TOTAL CORPORATE BONDS (Cost $72,206,997)				73,039,344

See accompanying notes to financial statements.

ANFIELD UNIVERSAL FIXED INCOME ETF
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2025

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	PREFERRED STOCK — 7.6%
	ASSET MANAGEMENT — 1.1%
1,550,000	Charles Schwab Corporation (The)(b)	H15T5Y + 3.168%	4.0000	Perpetual	$1,529,731

	BANKING — 1.5%
1,000,000	First Citizens BancShares, Inc.(a),(b)	TSFR3M + 4.234%	8.5520	Perpetual	1,039,701
1,000,000	Wells Fargo & Company(b)	H15T5Y + 3.453%	3.9000	Perpetual	991,348
					2,031,049
	INSTITUTIONAL FINANCIAL SERVICES — 2.1%
1,669,000	Bank of New York Mellon Corporation (The) Series H(b)	H15T5Y + 3.352%	3.7000	Perpetual	1,653,606
1,380,000	Goldman Sachs Group, Inc. (The)(b)	H15T5Y + 2.915%	3.6500	Perpetual	1,353,604
					3,007,210
	OIL & GAS PRODUCERS — 2.9%
4,046,000	Energy Transfer, L.P.(b)	H15T5Y + 5.694%	6.5000	Perpetual	4,063,643

	TOTAL PREFERRED STOCK (Cost $10,469,689)				10,631,633

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 11.1%
	COMMERCIAL SUPPORT SERVICES — 1.6%
876,858	Aramark Services, Inc.(b)	TSFR1M + 2.000%	6.3560	04/06/28	$879,418
1,443,750	Aramark Services, Inc.(b)	TSFR1M + 2.000%	6.3110	06/22/30	1,447,749
					2,327,167
	LEISURE FACILITIES & SERVICES — 3.9%
987,525	Restaurant Brands(b)	TSFR1M + 1.750%	6.1060	09/20/30	986,523
1,984,975	Caesars Entertainment, Inc.(b)	TSFR3M + 2.250%	6.6060	02/06/31	1,985,223
988,167	Light & Wonder International, Inc.(b)	TSFR1M + 2.250%	6.5930	04/14/29	991,626
497,442	Penn Entertainment, Inc.(b)	TSFR1M + 2.500%	6.8560	05/03/29	499,539
1,000,000	Six Flags Entertainment Corporation(b)	TSFR1M + 2.000%	6.3240	05/01/31	1,000,625
					5,463,536
	RETAIL - DISCRETIONARY — 1.4%
1,942,472	Great Outdoors Group, LLC(b)	TSFR1M + 3.250%	7.6060	01/23/32	1,946,842

	SEMICONDUCTORS — 0.8%
1,060,885	MKS Instruments, Inc.(b)	TSFR1M + 2.000%	6.3530	08/17/29	1,062,609

See accompanying notes to financial statements.

ANFIELD UNIVERSAL FIXED INCOME ETF
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2025

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 11.1% (Continued)
	TRANSPORTATION & LOGISTICS — 3.4%
1,147,125	AAdvantage Loyalty IP Ltd.(b)	TSFR3M + 2.250%	6.5220	04/20/28	$1,143,970
1,975,000	Air Canada(b)	TSFR1M + 2.000%	6.3530	03/21/31	1,977,469
1,657,412	United Airlines, Inc.(b)	TSFR3M + 2.000%	6.3510	02/22/31	1,665,906
					4,787,345
	TOTAL TERM LOANS (Cost $15,624,355)				15,587,499

Principal			Coupon Rate
Amount ($)			(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 2.8%
	U.S. TREASURY BILLS — 2.8%
4,000,000	United States Treasury Bill(f)		4.2600	09/11/25	3,980,490

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $3,981,383)				3,980,490

	TOTAL INVESTMENTS - 98.0% (Cost $140,465,329)				$137,603,416
	OTHER ASSETS IN EXCESS OF LIABILITIES - 2.0%				2,739,707
	NET ASSETS - 100.0%				$140,343,123

OPEN FUTURES CONTRACTS
Number of Contracts	Open Long Futures Contracts	Broker	Expiration	Notional Amount(g)	Value and Unrealized Appreciation
15	CBOT 10 Year US Treasury Note	Interactive Brokers	09/19/2025	$1,665,938	$7,969
15	CBOT 5 Year US Treasury Note	Interactive Brokers	09/30/2025	1,622,578	2,695
15	CBOT US Treasure Bond Futures	Interactive Brokers	09/19/2025	1,712,812	25,781
	TOTAL FUTURES CONTRACTS				$36,445

A.G.	- Aktiengesellschaft

CLO	- Collateralized Loan Obligation

CBOT	- Chicago Board of Trade

LLC	- Limited Liability Company

L.P.	- Limited Partnership

LTD	- Limited Company

PLC	- Public Limited Company

REMIC	- Real Estate Mortgage Investment Conduit

S/A	- Société Anonyme

H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

SOFR30A	United States 30 Day Average SOFR Secured Overnight Financing Rate

SOFR	United States SOFR Secured Overnight Financing Index

SOFRINDX	United States SOFR Secured Overnight Financing Index

SOFRRATE	United States SOFR Secured Overnight Financing Rate

TSFR1M	Term SOFR Secured Overnight Financing Rate 1 month

TSFR3M	Term SOFR Secured Overnight Financing Rate 3 month

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of July 31, 2025, the total market value of 144A securities is $53,305,988 or 38.0% of net assets.

(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(c)	Percentage rounds to less than 0.1%.

(d)	Step bond. Coupon rate is fixed rate that changes on a specified date. The rate shown is the current rate at July 31, 2025.

(e)	Interest only securities.

(f)	Zero coupon bond. Rate disclosed is the current yield as of July 31, 2025.

(g)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
STATEMENT OF ASSETS AND LIABILITIES
July 31, 2025

ASSETS
Investment securities:
At cost	$140,465,329
At fair value	$137,603,416
Cash	1,290,100
Due from broker	4,022
Receivable for securities sold	1,148,906
Dividends and interest receivable	1,250,490
Deposits for futures contracts	244,623
Net unrealized appreciation on futures contracts	36,445
TOTAL ASSETS	141,578,002

LIABILITIES
Payable for securities purchased	1,070,358
Investment advisory fees payable	94,659
Payable to related parties	44,870
Accrued expenses and other liabilities	24,992
TOTAL LIABILITIES	1,234,879
NET ASSETS	$140,343,123

Composition of Net Assets:
Paid in capital	$147,835,198
Accumulated losses	(7,492,075)
NET ASSETS	$140,343,123

Net Asset Value Per Share:
Net Assets	$140,343,123
Shares of beneficial interest outstanding (a)	15,050,000
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.33

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
STATEMENT OF OPERATIONS
For the Year Ended July 31, 2025

INVESTMENT INCOME
Interest	$7,012,544
TOTAL INVESTMENT INCOME	7,012,544

EXPENSES
Investment advisory fees	905,327
Administration fees	258,125
Custodian fees	25,089
Legal fees	21,287
Audit fees	20,944
Printing and postage expenses	18,992
Compliance officer fees	17,386
Trustees fees and expenses	15,677
Transfer agent fees	11,968
Insurance expense	3,650
Other expenses	10,282
TOTAL EXPENSES	1,308,727

NET INVESTMENT INCOME	5,703,817

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investments	62,462
Net realized loss from futures contracts	(172,565)
Net change in unrealized appreciation on investments	1,623,606
Net change in unrealized appreciation on futures contracts	36,445
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	1,549,948

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,253,765

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	July 31, 2025	July 31, 2024
FROM OPERATIONS
Net investment income	$5,703,817	$6,449,487
Net realized gain (loss) from investments	62,462	(1,003,176)
Net realized loss from futures contracts	(172,565)	—
Net change in unrealized appreciation on investments	1,623,606	4,227,367
Net change in unrealized appreciation on futures contracts	36,445	—
Net increase in net assets resulting from operations	7,253,765	9,673,678

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	(4,816,573)	(6,656,392)
Net decrease in net assets from distribution to shareholders	(4,816,573)	(6,656,392)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	47,333,276	11,104,592
Payments for shares redeemed	(13,544,829)	(26,782,626)
Net increase (decrease) in net assets from shares of beneficial interest	33,788,447	(15,678,034)

TOTAL INCREASE (DECREASE) IN NET ASSETS	36,225,639	(12,660,748)

NET ASSETS
Beginning of the year	104,117,484	116,778,232
End of the year	$140,343,123	$104,117,484

SHARE ACTIVITY
Shares sold	5,150,000	1,225,000
Shares redeemed	(1,475,000)	(2,975,000)
Net increase (decrease) in shares of beneficial interest outstanding	3,675,000	(1,750,000)

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Years

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	July 31, 2025	July 31, 2024	July 31, 2023	July 31, 2022	July 31, 2021
Net asset value, beginning of year	$9.15	$8.90	$8.92	$9.69	$9.86
Activity from investment operations:
Net investment income (a)	0.44	0.55	0.44	0.22	0.13
Net realized and unrealized gain (loss) on investments	0.12	0.27	(0.03)	(0.80)	(0.16)
Total from investment operations	0.56	0.82	0.41	(0.58)	(0.03)

Less distributions from:
Net investment income	(0.38)	(0.57)	(0.43)	(0.19)	(0.14)
Total distributions	(0.38)	(0.57)	(0.43)	(0.19)	(0.14)

Net asset value, end of year	$9.33	$9.15	$8.90	$8.92	$9.69

Total return (b)(c)	6.23%	9.49%	4.83%	(5.73)%	(0.32)%

Net assets, at end of year (000)s	$140,343	$104,117	$116,778	$121,134	$129,179

Ratio of net expenses to average net assets (d)(e)	1.08%	1.11%	1.06%	0.98%	1.00%
Ratio of net investment income to average net assets (f)	4.72%	6.09%	4.98%	2.37%	1.35%
Portfolio Turnover Rate (g)	16%	49%	31%	53%	135%

(a)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.

(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates. Total return would have been lower absent fee waiver/expense reimbursement.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Does not include the expenses of other investment companies in which the Fund invests.

(e)	Represents the ratio of expenses to average net assets inclusive of fee waivers and/or expense reimbursements by the Adviser.

(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS
July 31, 2025

1.	ORGANIZATION

The Anfield Universal Fixed Income ETF (the “Fund”) is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund commenced operations on September 17, 2018. The Fund’s investment objective is to seek current income. The Fund is an actively managed ETF that normally invests at least 80% of its net assets, including any borrowings for investment purposes, in a diversified portfolio of fixed income instruments.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board’s (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Operating Segments – The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is comprised of the portfolio manager and Chief Financial Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights

Security Valuation – Securities listed on an exchange are valued at the last quoted sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the last bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Futures and future options are valued at the final settled price or, in the absence of a settled price,- at the last sale price on the day of valuation. The independent-pricing service does not distinguish between smaller sized bond positions known as “odd lots” and larger institutional sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short - term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities are valued using the “fair value” procedures approved by the Trustees of the Trust (the “Board”). The Board has appointed the Adviser as its valuation designee (the “Valuation Designee”) for all fair value determinations and responsibilities, other than overseeing pricing service providers used by the Trust, including the Fund. This designation is subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability to effectively oversee the designee’s fair value determinations. The Board may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures approved by the Board.

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2025

Exchange-Traded Funds (“ETFs”) – The Fund may invest in ETFs. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Futures Contracts – The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies, or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the consolidated statement of assets and liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value according to the methods approved by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many exchange-traded funds such as closed-end funds and ETFs, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2025

there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2025

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of July 31, 2025, for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$26,394,041	$—	$26,394,041
Collateralized Mortgage Obligations	—	7,970,409	—	7,970,409
Corporate Bonds	—	73,039,344	—	73,039,344
Preferred Stocks	—	10,631,633	—	10,631,633
Term Loans	—	15,587,499	—	15,587,499
U.S. Government & Agencies	—	3,980,490	—	3,980,490
Total	$—	$137,603,416	$—	$137,603,416

	Level 1	Level 2	Level 3	Total
Futures contracts**	$36,445	$—	$—	$36,445

The Fund did not hold any Level 3 securities during the year.

*	Refer to the Schedule of Investments for classifications.

**	Represents the net unrealized appreciation (depreciation) of futures contracts.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The derivative instruments outstanding as of July 31, 2025, as disclosed in the Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of July 31, 2025:

	Asset Derivatives
Contract Type/Primary Risk
Exposure	Balance Sheet Location	Fair Value
Futures Contracts - Interest Risk	Net unrealized appreciation on futures contracts	$36,445
		$36,445

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations as of July 31, 2025:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Futures Contracts	Net realized loss from futures contracts/Net change in unrealized appreciation on futures contracts

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2025

The following is a summary of the Fund’s realized loss and unrealized depreciation on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended July 31, 2025:

Realized loss on derivatives recognized in the Statement of Operations
		Total for the
Derivative Investment Type	Interest Risk	Year Ended July 31, 2025
Futures Contracts	$(172,565)	$(172,565)

Net change in unrealized appreciation on derivatives recognized in the Statement of Operations
		Total for the
Derivative Investment Type	Interest Risk	Year Ended July 31, 2025
Futures Contracts	$36,445	$36,445

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Due from broker, if any, balance is comprised of margin balance held at the broker.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed monthly. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – The Funds have qualified and intend to continue to qualify each year as regulated investment companies (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended. By complying with the requirements applicable to RICs and annually distributing substantially all net investment company taxable income and net realized capital gains, no provision for federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the current tax year or on returns filed in previous tax years which are still open to examination by all major tax authorities (generally, federal returns are open to examination by the Internal Revenue Service for a period of three years from date of filing). The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations when incurred. During the fiscal year, the Funds did not incur any interest or penalties. The Funds typically intend to annually distribute sufficient net investment company taxable income and net realized capital gains if any, so that they will not be subject to the excise tax on undistributed income of RICs. If the required amount of net investment income or gains is not distributed annually, the Funds could incur a tax expense.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2025

3.	INVESTMENT TRANSACTIONS

For the year ended July 31, 2025, cost of purchases and proceeds from sales of portfolio securities (excluding in-kind transactions, short-term investments and U.S. government obligations) for the Fund amounted to $97,121,508 and $17,893,891, respectively. For the year ended July 31, 2025, cost of purchases and proceeds from sales of in-kind transactions for the Fund amounted to $0 and $0, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Regents Park Funds, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, subject to the authority of the Board, is responsible for managing the day to day operations of the Fund, including: selecting the overall investment strategies; monitoring and evaluating Sub-Adviser (as defined below) performance; and providing related administrative services and facilities. Anfield Group, LLC (“Anfield Group”), which is wholly owned by the David Young and Sandra G. Glain Family Trust, wholly owns the Adviser. As compensation for its services, the Fund pays to the Adviser an advisory fee (computed daily and paid monthly) at an annual rate of 0.75% of its average daily net assets. For the year ended July 31, 2025, the Fund incurred advisory fees of $905,327.

Anfield Capital Management, LLC (“Anfield” or the “Sub-Adviser”) serves as Sub-Adviser to the Fund. Anfield Group owns a majority interest in Anfield. The Sub-Adviser is an affiliate of the Adviser. The Sub-Adviser, with respect to the portion of the Fund’s assets allocated to the Sub-Adviser, is responsible for selecting investments and assuring that investments are made in accordance with the Fund’s investment objective, policies and restrictions. The Adviser compensates the Sub-Adviser for its services from the management fees received from the Fund at the annual rate of 0.65% of the Fund’s average daily net assets.

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least November 30, 2025, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.50% of average daily net assets. This Agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved without exceeding the foregoing expense limit as well as any expense limitation that was in effect at the time the waiver or reimbursement was made. If the Adviser waives any fee or reimburses any expense pursuant to its Agreement, and the Fund’s operating expenses are subsequently less than 1.50% of average daily net assets, the Adviser will be entitled to recoupment from the Fund for such waived fees or reimbursed expenses provided that such recoupment does not cause the Fund’s expenses to exceed the expense limitation in effect at the time of the waiver or reimbursement by the Adviser. If the Fund’s operating expenses subsequently exceed 1.50% per annum of average daily net assets recoupments shall be suspended. No recoupment amount will be paid to the Adviser in any fiscal quarter unless the Board has determined in advance that such recoupment is in the best interest of the Fund and its shareholders.

During the year ended July 31, 2025, the Adviser did not waive management fees or reimburse expenses.

The Trust, with respect to the Fund, has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to Northern Lights Distributors (“NLD” or “the Distributor”) and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2025

No distribution or service fees are currently paid by the Fund and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund. In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Fund for servicing in such capacities.

BluGiant, LLC (“BluGiant”), BluGiant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

5.	CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 shares. Only Authorized Participants or transactions done through an Authorized Participant are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are principally in exchange for a deposit of a specified cash payment, plus a transaction fee, but may also be permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Funds in effecting trades. A fixed fee payable to the Custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are disclosed in the Statements of Changes in Net Assets.

The Transaction Fees for the Fund are listed in the table below:

	Minimum Additional	Maximum Additional
Fee for In-Kind and	Variable Charge for	Variable Charge for
Cash Purchases	Cash Purchases*	Cash Purchases*
$150	20 bps	200 bps

*	As a percentage of the amount invested.

6.	PRINCIPAL INVESTMENT RISKS

The Fund’s investments in securities, financial instruments and derivatives expose it to various risks, certain of which are discussed below. Please refer to the Fund’s prospectus and statement of additional information for further information regarding the risks associated with the Fund’s investments which include, but are not limited to active trading risk, authorized participant concentration risk, bank loan risk, cash redemption risk, collateralized loan obligations risk, common stock risk, convertible securities risk, counterparty credit risk, credit risk, credit spread risk, currency risk, cybersecurity risk, derivatives risk, emerging markets risks, energy sector risk, ETF structure risks, financials sector risk, fixed income securities risk, fluctuation of net asset value risk, foreign (non-U.S.) investment risk, futures contract risk, gap risk, hedging transactions risk, high yield risk, index risk, investment companies and exchange-traded funds risk, issuer-specific risk, leveraging risk, liquidity risk, management risk, market events risk, market risk, MLP risk, mortgage-backed and asset-backed securities risk, odd lot pricing risk, portfolio turnover risk, prepayment and extension risk, regulatory risk, sector risk, securities lending risk, swap risk, underlying fund risk, U.S. government securities risk, valuation risk, variable or floating

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2025

rate securities risk, volatility risk, and yield curve risk. The Fund may be subject to the risks listed and/or described below through its own direct investments and indirectly through its investments in other investment companies.

Investment Companies Risk – When the Fund invests in other investment companies (including closed-end funds or ETFs) it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, including the management fees of unaffiliated funds in addition to those paid by the Fund. The risk of owning an investment company generally reflects the risks of owning the underlying investments held by the investment company. The Fund may also incur brokerage costs when it purchases and sells shares of investment companies. An exchange-traded closed-end fund’s or ETF’s shares could trade at a significant premium or discount to its NAV. The Fund may invest in inverse ETFs, which may result in increased volatility and will magnify the Fund’s losses or gains. During periods of market volatility, inverse ETFs may not perform as expected.

Underlying Fund Risk – The Fund’s investment performance and its ability to achieve its investment objective are directly related to the performance of the underlying funds in which it invests. There can be no assurance that the Fund’s investments in the underlying funds will achieve their respective investment objectives. The Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.

Bank Loan Risk – The Fund’s investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest.

Collateralized Loan Obligations Risk – The Fund is subject to certain risks as a result of its investments in Collateralized Loan Obligations (“CLOs”). The CLO’s performance is linked to the expertise of the CLO manager. One of the primary risks to investors of a CLO is the potential change in CLO manager, over which the Fund will have no control. The Fund may be adversely affected by new (or revised) laws or regulations that may be imposed by government regulators or self-regulatory organizations that supervise the financial markets. CLO debt securities are limited recourse obligations of their issuers. If income from the underlying loans is insufficient to make payments on the CLO debt, no other assets will be available for payment. In the event of an early redemption, holders of the CLO debt being redeemed will be repaid earlier than the stated maturity of the debt. The timing of redemptions may adversely affect the returns on CLO debt. The CLO manager may not find suitable assets in which to invest during the reinvestment period or to replace assets that the manager has determined are no longer suitable for investment. Additionally, there is a risk that the reinvestment period may terminate early if, for example, the CLO defaults on payments on the securities which it issues or if the CLO manager determines that it can no longer reinvest in underlying assets.

Convertible Securities Risk – The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Derivatives Risk – The derivative instruments in which the Fund may invest, including futures, options, credit default swaps, total return swaps, repurchase agreements and other similar instruments, may be more volatile than other instruments and may be subject to unanticipated market movements, which are potentially unlimited. The risks associated with investments in derivatives also include liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, and certain derivatives may create a risk of loss greater than the amount invested by the Fund. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The risks associated with investments in derivatives also include leverage, liquidity, interest rate, market, credit and management risks. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager. Derivative prices are highly volatile and may

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2025

fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; and national and international political and economic events, changes in interest rates, and inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments, and certain derivatives may create a risk of loss greater than the amount invested.

ETF Structure Risks – The Fund is structured as an ETF and as a result is subject to special risks. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” Trading in Shares on the Cboe BZX Exchange, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to NAV, the shareholder may sustain losses if the shares are sold at a price that is less than the price paid by the shareholder for the shares. There may be times when the market price and the net asset value vary significantly. For example, in times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of the Fund’s shares and the Fund’s net asset value. When all or a portion of ETFs underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s NAV. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

Fixed Income Securities Risk – Fixed income securities are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, duration, and liquidity risk. In addition, current market conditions may pose heightened risks for fixed income securities. When the Fund invests in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. Risks associated with rising interest rates are heightened given that after being at or near historic lows in recent years, interest rates have begun to rise. Moreover, new regulations applicable to and changing business practices of financial intermediaries that make markets in fixed income securities have resulted in less market making activity for certain fixed income securities, which has reduced the liquidity and may increase the volatility for such fixed income securities. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. Duration risk arises when holding long duration and long maturity investments, which will magnify certain risks, including interest rate risk and credit risk. Longer-term securities may be more sensitive to interest rate changes.

Fluctuation of Net Asset Value Risk – The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange. The Fund’s Sub-Adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. Actively managed ETFs have a limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to NAV.

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2025

Market Risk – Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, changes in interest rate levels, supply chain disruptions, tariffs, sanctions, the spread of infectious illness or other public health threats, lack of liquidity in the bond and other markets, volatility in the securities markets, adverse investor sentiment and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Mortgage-Backed and Asset-Backed Securities Risk – The risk of investing in mortgage-backed and other asset-backed securities, includes prepayment risk, extension risk, interest rate risk, market risk and management risk. Mortgage-backed securities include caps and floors, inverse floaters, mortgage dollar rolls, private mortgage pass-through securities, resets and stripped mortgage securities. A systemic and persistent increase in the interest rate volatility may also negatively impact a number of the Fund’s mortgage-backed and asset-backed securities holdings. The Fund will invest less than 25% of its net assets in asset-backed securities or mortgage-backed securities that are below-investment grade.

Sector Risk – If the Fund invests a significant portion of its total assets in certain issuers within the same economic sector, there is a risk that an adverse economic, business or political development or natural or other event, including war, terrorism, natural and environmental disasters, epidemics, pandemics and other public health crises, affecting that sector may affect the value of the Fund’s investments more than if the Fund’s investments were not so focused. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular sector. The banking sector can be adversely affected by legislation, regulation, competition and by declines in general economic conditions, increased borrower defaults and changes in interest rates.

Consumer Discretionary Sector Risk – The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy and, in turn, negatively affect companies in the consumer discretionary sector.

Financials Sector Risk – The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, credit rating downgrades, decreased liquidity in credit markets, the availability and cost of capital, and the impact of more stringent capital requirements. The Fund may be adversely affected by events or developments negatively impacting the financial

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2025

sector. In addition, in recent years, cyber-attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector.

Volatility Risk – The Fund may have investments that appreciate or decrease significantly in value over short periods of time. The value of an investment in the Fund’s portfolio may fluctuate due to events or factors that affect industries, sectors or markets generally or that affect a particular investment, industry or sector. The value of an investment in the Fund’s portfolio may also be more volatile than the market as a whole. This volatility may affect the Fund’s NAV per share, including by causing it to experience significant increases or declines in value over short periods of time. Events or financial circumstances affecting individual investments, industries or sectors may increase the volatility of the Fund.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. For the year ended July 31, 2025, aggregate cost for federal tax purposes is $140,268,972 for the Fund, and differs from market value by net unrealized appreciation (depreciation) which consisted of:

Gross unrealized appreciation:	$2,523,863
Gross unrealized depreciation:	(5,152,974)
Net unrealized depreciation:	$(2,629,111)

The tax character of Fund distributions paid for the fiscal years ended July 31, 2025, and July 31, 2024, was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	July 31, 2025	July 31, 2024
Ordinary Income	$4,816,573	$6,656,392
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$4,816,573	$6,656,392

As of July 31, 2025, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$847,116	$—	$—	$(5,710,080)	$—	$(2,629,111)	$(7,492,075)

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to tax deferral of losses on wash sales, mark-to-market on open futures contracts and adjustments for perpetual bonds.

At July 31, 2025, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, as follows:

Short-Term	Long-Term	Total	CLCF Utilized
$2,162,815	$3,547,265	$5,710,080	$—

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2025

8.	NEW ACCOUNTING PRONOUNCEMENT

In December 2023, the FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. ASU 2023-09 is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. Fund Management is evaluating the impacts of these changes on the Fund’s financial statements.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Two Roads Shared Trust and the Shareholders of Anfield Universal Fixed Income ETF

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Anfield Universal Fixed Income ETF (the “Fund”), one of the funds constituting the Two Roads Shared Trust (the “Trust”), including the schedule of investments, as of July 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the four years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the period from August 17, 2020 (commencement of operations) through July 31, 2021 were audited by other auditors whose report, dated September 29, 2021, expressed an unqualified opinion on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California
September 29, 2025

We have served as the auditor of one or more Regents Park Funds, LLC investment companies since 2022.

Anfield Universal Fixed Income ETF
ADDITONAL INFORMATION (Unaudited)
July 31, 2025

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the period covered by this report.

Proxy Disclosures

Not applicable.

Remuneration Paid to Directors, Officers and Others

Refer to the financial statements included herein.

Statement Regarding Basis for Approval of Investment Advisory Agreement

Approval of Advisory Agreement

Regents Park Funds, LLC and Anfield Capital Management, LLC for the Anfield Universal Fixed Income ETF

At a meeting held on March 19, 2025 (the “Meeting”), the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”), each of whom is not an “interested person” of the Trust (the “Independent Trustees” or the “Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the renewal of (i) the investment advisory agreement (the “Advisory Agreement”) between Regents Park Funds, LLC (“Regents Park” or the “Adviser”) and the Trust, on behalf of Anfield Universal Fixed Income ETF (the “Fund” or the “Anfield ETF”) and (ii) the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among Regents Park, Anfield Capital Management, LLC (“Anfield” or the “Sub-Adviser”) and the Trust, on behalf of the Anfield ETF.

In connection with the Board’s consideration of the Advisory Agreement and the Sub-Advisory Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (i) the nature, extent, and quality of services provided to the Anfield ETF by the Adviser and the Sub-Adviser; (ii) a description of the Adviser’s and the Sub-Adviser’s investment management personnel; (iii) an overview of the Adviser’s and the Sub-Adviser’s respective operations and financial condition; (iv) a description of the Adviser’s and the Sub-Adviser’s brokerage practices (including any soft dollar arrangements); (v) a comparison of the Fund’s advisory fees and overall expenses with those of comparable mutual funds; (vi) the level of profitability from the Adviser’s and the Sub-Adviser’s fund-related operations; (vii) the Adviser’s and the Sub-Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions, business continuity and information security; and (viii) information regarding the performance record of the Fund as compared to other mutual funds with similar investment strategies.

Throughout the process, including at the Meeting, the Board had numerous opportunities to ask questions of and request additional materials and information from Regents Park and Anfield. The Board was advised by, and met in executive sessions with, the Board’s independent legal counsel, and received a memorandum from such independent counsel regarding its responsibilities under applicable law. The Board also noted that the evaluation process with respect to the Adviser and the Sub-Adviser is an ongoing one and that in this regard, the Board took into account discussions with management and information provided to the Board at and between prior meetings with respect to the services provided by the Adviser and the Sub-Adviser, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Adviser and the Sub-Adviser. The Board noted that the information received and considered by the Board in connection with the Meeting and throughout the year was both written and oral.

Matters considered by the Board in connection with its approval of the Advisory Agreement and Sub-Advisory Agreement with respect to the Fund included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by Regents Park related to the Advisory Agreement with respect to the Fund, including: the Advisory Agreement; a description of the manner in

Anfield Universal Fixed Income ETF
ADDITONAL INFORMATION (Unaudited) (Continued)
July 31, 2025

which investment decisions are made and executed; an overview of the personnel that perform services for the Fund and their background and experience; a review of the financial condition of Regents Park; information regarding risk management processes, liquidity management, and derivative risk management processes and procedures, as applicable; the compliance policies and procedures of Regents Park, including its business continuity and cybersecurity policies and a code of ethics that contained provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b); Regents Park’s compliance resources and practices; information regarding Regents Park’s compliance and regulatory history; and an independent report prepared by Broadridge, an independent third-party data provider, analyzing the performance record, fees, and expenses of the Fund as compared to those of a peer group of other mutual funds with similar investment strategies as selected by Broadridge (the “Peer Group”).

The Board also noted that on a regular basis it received and reviewed information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, which included evaluations of the regulatory compliance systems of the Adviser. The Board noted the analysis by the Trust’s CCO that the Adviser’s compliance, risk management, and associated policies appeared to be operating effectively overall and that its policies and procedures were reasonably designed to prevent violations of federal securities laws. The Board also considered information with respect to the effectiveness of the Adviser’s cybersecurity and business continuity policies and procedures.

The Board took into account that Regents Park and Anfield are affiliates under common control and share many, but not all, key personnel with each other and considered the expansion in staffing of each of the Adviser and the Sub-Adviser in different areas. The Board considered the differing functions of each firm with respect to managing either the operations and/or the portfolio management of the Fund, any potential conflicts of interest relating to the Fund arising from the affiliation between Regents Park and Anfield, and the mitigation of such conflicts by each of the Adviser and the Sub-Adviser.

The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory, and compliance risks with respect to the Fund.

The Board considered Regents Park’s role as the investment adviser to the Anfield ETF and Regents Park’s retention of a sub-adviser to manage day-to–day investment decisions for the Fund. The Board considered the oversight and supervisory role performed by Regents Park for the Fund and noted that Regents Park provided overall management and oversight of the Fund’s operations and expenses, competitor analysis, and compliance and operational support and operated a Sub-Adviser Oversight Committee to monitor the Sub-Adviser of the Fund, among other services provided to the Fund. The Board considered that Regents Park received daily reports from the Sub-Adviser in connection with Regents Park’s oversight of the Sub-Adviser. In addition, the Board considered its familiarity with Regents Park’s personnel obtained from the Board’s oversight of the Fund and of other funds in the Trust advised by Regents Park.

In considering the nature, extent, and quality of the services provided by Regents Park, the Board also took into account its knowledge, acquired through discussions and reports during the preceding year and in past years, of Regents Park’s management and the quality of the performance of its duties. The Board concluded that the management of Regents Park had the skills, experience, and sophistication necessary to effectively oversee the Sub-Adviser and concluded that Regents Park had sufficient quality and depth of personnel, resources, and compliance policies and procedures to perform its duties under the Advisory Agreement and that the nature, overall quality, and extent of the services provided by Regents Park were satisfactory and reliable.

The Board reviewed materials provided by Anfield related to the Sub-Advisory Agreement with respect to the Anfield ETF, including: the Sub-Advisory Agreement; a description of the manner in which investment decisions are made and executed; an overview of the personnel that perform services for the Anfield ETF and their background and experience; a summary of the financial condition of the Sub-Adviser; a written report containing the Sub-Adviser’s performance commentaries for the prior quarterly period; the Sub-Adviser’s compliance policies and

Anfield Universal Fixed Income ETF
ADDITONAL INFORMATION (Unaudited) (Continued)
July 31, 2025

procedures, including its business continuity and cybersecurity policies, and a code of ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b); information regarding risk management processes and liquidity management; an annual review of the operation of the Sub-Adviser’s compliance program; information regarding the Sub-Adviser’s compliance and regulatory history; and an independent report prepared by Broadridge, an independent third party data provider, analyzing the performance record of the Anfield ETF and the fees and expenses of the Anfield ETF as compared to other mutual funds with similar investment strategies, as applicable.

The Board noted that the information received from the Trust’s CCO regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act included evaluations of the regulatory compliance systems of the Sub-Adviser. The Board noted the analysis by the Trust’s CCO that the Sub-Adviser’s compliance, risk management, and associated policies appeared to be operating effectively and that its policies and procedures were reasonably designed to prevent violations of federal securities laws.

In considering the nature, extent, and quality of the services provided by Anfield in its capacity as a sub-adviser, the Board took into account its knowledge of Anfield’s management and the quality of the performance of its duties as adviser and as a sub-adviser, acquired through discussions and reports during the preceding year and in past years. The Board reviewed the background information on Anfield’s key personnel, taking into consideration their education, financial industry experience, and fixed income experience. The Board concluded that Anfield had sufficient quality and depth of personnel, resources, investment methodologies, and compliance policies and procedures to perform its duties under the Sub-Advisory Agreement with respect to the Anfield ETF and that the nature, overall quality, and extent of the services provided by Anfield were satisfactory and reliable.

Performance. In considering the Fund’s performance, the Board noted that it reviews information about the Fund’s performance results at its regularly scheduled meetings. Among other data, the Board considered the Fund’s performance as compared to a benchmark index and against the performance of its Peer Group and Morningstar category. The Board noted that while it found the data provided by the independent third-party generally useful, it recognized the data’s limitations, including in particular that data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the Peer Group. The Board also noted differences in the investment strategies of the Fund relative to the funds in its Peer Group. The Board also received discount/premium information with respect to the Fund.

The Board also took into account management’s discussion of the performance of the Anfield ETF, including the quarterly written reports containing the Adviser’s and Sub-Adviser’s respective performance commentaries. The Board also noted that each of the Adviser and Sub-Adviser was actively monitoring the performance of the Fund.

The Board noted that Anfield is responsible for the day-to-day management of the Fund’s investment portfolio and considered, among other data, the performance of the Fund for the one-year, three-year, five-year, and since inception periods ended December 31, 2024 as compared to the performance of the Fund’s benchmark index, Peer Group, and Morningstar category. The Board considered that the Fund outperformed the median of its Peer Group for the one- and three-year periods, the median of its Morningstar category for the one-, three-, and five-year periods, and the benchmark index of the one-year period. The Board also considered that the Fund underperformed the median of its Peer Group for the five-year and since inception periods, its Morningstar category for the since inception period, and the benchmark index for the three-year, five-year, and since inception periods. The Board took into account Regents Park’s discussion of the Fund’s performance, including the factors that had contributed to the Fund’s performance and noted the outperformance of the Fund relative to the performance of its Peer Group and Morningstar category over multiple periods. The Board concluded that the Fund’s performance was satisfactory.

Fees and Expenses. Regarding the costs of the services provided by the Adviser and Sub-Adviser, the Board considered, among other data, a comparison of the Fund’s contractual advisory fee and net expense ratio to those of the funds in its Peer Group and Morningstar category. The Board noted that, while it found the data provided by the independent third-party generally useful, it recognized the data’s limitations, including potential differences in the

Anfield Universal Fixed Income ETF
ADDITONAL INFORMATION (Unaudited) (Continued)
July 31, 2025

investment strategies of the Fund relative to the strategies of the funds in its Peer Group, as well as the level, quality, and nature of the services provided by the Adviser and Sub-Adviser with respect to the Fund. The Board also took into account the Adviser’s discussion with respect to the fees and expenses relating to the Fund.

The Board noted that the Fund’s contractual advisory fee and net total expenses were above the median of its Peer Group and Morningstar category but were not the highest among the funds in its Morningstar category. The Board took into account that the Adviser had agreed to reimburse expenses to limit net annual operating expenses to 1.50% of the Fund’s average net assets (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) and that at present the Fund’s gross expenses were below its expense limitation. The Board also noted the size of the Fund and the impact of Anfield Universal Fixed Income ETF’s current asset levels on relative expenses.

Based on the factors above, the Board concluded that the advisory fee and sub-advisory fee of the Fund were not unreasonable.

Profitability. The Board considered the profitability of each of Regents Park, Anfield, and their respective affiliates with respect to the Fund, as applicable, and whether these profits were reasonable in light of the services provided to the Fund. The Board reviewed profitability analyses prepared by Regents Park and Anfield and considered the total profits of each of the Adviser and the Sub-Adviser, respectively, from its relationship with the Fund. The Board concluded that each of Regents Park’s and Anfield’s and their affiliates’ profitability from its respective relationship with the Fund, after taking into account a reasonable allocation of costs, was not excessive.

Economies of Scale. The Board considered whether any of Regents Park or Anfield would realize economies of scale with respect to the advisory or sub-advisory services provided to the Fund and whether fee levels reflected these economies of scale for the benefit of shareholders. The Board noted that the advisory fee did not currently have breakpoints with respect to the Fund. The Board also considered that the Adviser may share potential economies of scale from its advisory business in a variety of ways, including through services that benefit shareholders and investments in the business intended to enhance services available to shareholders. The Board considered the profitability analyses provided by the Adviser and Sub-Adviser and also noted that the expenses of managing the Fund as a percentage of assets under management were expected to decrease as the Fund’s assets continue to grow. The Board noted that at current asset levels, economies of scale were not a relevant consideration and that it would revisit whether economies of scale exist in the future once the Fund had achieved sufficient size.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits to be received by each of Regents Park and Anfield from its respective relationship with the Fund. The Board considered that neither of Regents Park or Anfield believed it would receive any direct, indirect or ancillary material “fall-out” benefits from its relationship with the Fund, other than certain reputational benefits that may result from these relationships. The Board concluded that any such benefits are reasonable.

Conclusion. The Board, having requested and received such information from each of Regents Park and Anfield as it believed reasonably necessary to evaluate the terms of the Advisory Agreement and Sub-Advisory Agreement with respect to the Fund and having been advised by independent counsel that it had appropriately considered and weighed all relevant factors, determined that approval of Advisory Agreement and Sub-Advisory Agreement with respect to the Fund for an additional one-year term was in the best interests of the Fund and its shareholders.

In considering the renewal of the Advisory Agreement and Sub-Advisory Agreement with respect to the Fund, the Board considered a variety of factors, including those discussed above, and also considered other factors, including conditions and trends prevailing generally in the economy, the securities markets, and the industry. The Board did not identify any one factor as determinative, and each Independent Trustee may have weighed each factor differently. The Board’s conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the twelve month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-866-4848 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

(b) Financial Highlights are included in Item 7(a).

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation as of a date within 90 days of this report on Form N-CSR, based on their evaluation of these disclosure controls and procedures as required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)       Not applicable.

(b)       Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2) Not applicable.

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4) Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By	/s/ James Colantino
James Colantino
Principal Executive Officer/President
Date: 9/29/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James Colantino
James Colantino
Principal Executive Officer/President
Date: 9/29/2025

By	/s/ Laura Szalyga
Laura Szalyga
Principal Financial Officer/Treasurer
Date: 9/29/2025